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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------


                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 8, 2006
                                                    ----------------------------

                      Banc of America Funding 2006-7 Trust
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             (Exact Name of Issuing Entity as Specified in Charter)


                       Banc of America Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)


                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

            New York                    333-130536-11            56-139-0085
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 (State or Other Jurisdiction of   (Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)      of Issuing Entity)   Identification No. of
                                                                Depositor)

214 North Tryon Street, Charlotte, North Carolina                28255
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(Address of Principal Executive Offices)                      (Zip Code)


Depositor's telephone number, including area code       (704) 386-2400
                                                 -------------------------------


                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


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[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                Explanatory Note

      This amendment on Form 8-K/A amends and supersedes Exhibit 4.1 to the Form 8-K previously filed on November 14, 2006 (accession no. 0001379434-06-000004). The attached Pooling and Servicing Agreement fixes certain typographical errors of such previously filed Pooling and Servicing Agreement.


Section 9 - Financial Statements and Exhibits


Item 9.01       (c).   Exhibits

       (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                  4.1 Pooling and Servicing Agreement, dated October 30, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).


                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BANC OF AMERICA FUNDING CORPORATION

                                             By:     /s/ Scott Evans
                                                -------------------------------
                                             Name:   Scott Evans

                                             Title:  Senior Vice President


Date:  December 8, 2006


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.    Exhibit Description                                Paper (P) or
-----------    -------------------                                ------------
                                                                  Electronic (E)
                                                                  --------------

4.1            Pooling and Servicing Agreement, dated October           E
               30, 2006, by and among Banc of America Funding
               Corporation, Wells Fargo Bank, N.A. and U.S.
               Bank National Association (including exhibits).